UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Grants of Performance Units

On August 19, 2014, the Board of Directors (the “Board”) of Eagle Rock Energy G&P, LLC (the “Company”), the general partner of the general partner of Eagle Rock Energy Partners, L.P. (the “Partnership”), upon the recommendation of the Compensation Committee (“Committee”) of the Board, approved a target grant of phantom unit awards subject to performance and service-based vesting conditions (“Performance Units”) pursuant to the Amended and Restated Eagle Rock Energy Partners Long-Term Incentive Plan (as described in more detail below, the “Amended LTIP”) to the named executive officers of the Company as indicated in the following table:

Award Recipient	Target Number of Performance Units
Joseph A. Mills	213,675
Robert M. Haines	76,315
Charles C. Boettcher	88,360
Joseph E. Schimelpfening	67,475
Steven G. Hendrickson	64,265

The form award agreement applicable to such Performance Units (the “Performance Unit Agreement”) is attached hereto. Performance Units are described in the Amended LTIP as phantom units subject to restrictions that lapse based on the performance of the Partnership, as measured by total unitholder return in comparison to a peer group, and a continued service requirement.

Performance Units represent hypothetical units of the Partnership and are not actual common units of the Partnership (“Units”). Performance Units settle in Units rather than cash. The named executive officers shall not be, nor have any of the rights and privileges (including voting privileges) of, a unitholder or limited partner of the Partnership with respect to any Performance Units prior to the settlement of such Performance Units in Units of the Partnership at the applicable vesting times.

The right to receive Units with respect to the Performance Units depends on

(i)
the level of total unitholder return attained by the Partnership over the applicable performance period (generally July 1, 2014 through June 30, 2016), as measured against the Partnership’s peer group and as described in the Performance Unit Agreement, provided that the number of Units that may be earned in respect of the Performance Units will either be 0% of the Performance Units, for performance at anything less than the 50th percentile of the peer group, or in a range of 70% to 200% of the Performance Units, for performance from the 50th percentile to the 100th percentile of the peer group over the same performance period, and

(ii)
the satisfaction of a continued service requirement, which is generally continued service through June 30, 2016 for two-thirds (2/3) of the Performance Units and through June 30, 2017 for the remaining one-third (1/3) of the Performance Units.

In the event the Partnership pays any distributions in respect of its outstanding Units, the Performance Units and Earned Performance Units (as defined in the Performance Unit Agreement) will be grossed-up by an additional number of Performance Units or Earned Performance Units, as applicable, as determined in the Performance Unit Agreement. Any Performance Units that do not become Earned Performance Units (as defined in the Performance Unit Agreement) shall in all events terminate, expire and otherwise be forfeited by the named executive officer on the last day of the Performance Period (as defined in the Performance Unit Agreement).

Notwithstanding anything to the contrary in the foregoing, if a Change of Control (as defined in the Performance Unit Agreement) occurs prior to July 1, 2016, a named executive officer shall be deemed, subject to the terms of the Amended LTIP, to have earned a number of Earned Performance Units based on the Partnership’s total unitholder return as measured against the Partnership’s peer group, from July 1, 2014 through the date of the Change of Control as further described in the Performance Unit Agreement, but the final vesting (in Units) of such Earned Performance Units will remain subject to the named executive officer’s continuous service with the Partnership or any successor to the Partnership through June 30, 2016 for two-thirds (2/3) of the Earned Performance Units and through June 30, 2017 for the remaining one-third (1/3) of the Earned Performance Units; provided, however, that if a named executive officer’s employment with the Company is terminated thereafter without Cause or for Good Reason (as such terms are defined in the Performance Unit Agreement), then the final vesting (in Units) shall be accelerated upon such termination but such vesting shall also be subject to pro-rationing for the length of such named executive officer’s employment service out of the period from July 1, 2014 through June 30, 2016 for two-thirds (2/3) and out of the period from July 1, 2014 through June 30, 2017 for the remaining one-third (1/3); provided further that the named executive officer executes a general release of all claims and does not revoke such release.

Notwithstanding anything to the contrary in the foregoing, if a Change of Control occurs on or after July 1, 2016, the final vesting (in Units) of the remaining unvested Earned Performance Units will continue to be subject to the named executive officer’s continuous service with the Partnership or any successor to the Partnership through June 30, 2017, provided that if a named executive officer’s employment with the Company is terminated thereafter without Cause or for Good Reason, then the final vesting (in Units) shall be accelerated upon such termination but such vesting shall also be subject to pro-rationing for the length of such named executive officer’s employment service out of the period from July 1, 2014 through June 30, 2017; provided further that the named executive officer executes a general release of all claims and does not revoke such release.

Upon any termination of a named executive officer’s employment with the Company due to death or Disability (as defined in the Performance Unit Agreement), any Earned Performance Units shall vest in full and any unearned Performance Units shall vest at 100%.

Further, upon any termination of a named executive officer’s employment with the Company prior to the last day of the Performance Period (as defined in the Performance Unit Agreement) or following the last day of the Performance Period, except as discussed above with respect to terminations due to death or disability or on or after a Change of Control without Cause or for Good Reason, all of the Performance Units (including Earned Performance Units) that remain outstanding and unvested shall terminate automatically and be cancelled; provided that the Committee, in its sole and absolute discretion, may decide to vest and make payment with respect to all or any portion of Performance Units (including Earned Performance Units) that remain outstanding and unvested immediately prior to the date of termination.

The foregoing summary of the Performance Unit Agreement is not a complete description of the terms of the form of Performance Unit Agreement and is qualified by reference to the full text of such agreement, which is attached as an exhibit hereto and incorporated by reference herein.

Grant of Restricted Units

On August 19, 2014, upon recommendation of the Committee, the Board also approved a grant of restricted Units (“Restricted Units”) to named executive officers of the Company pursuant to the Amended LTIP as indicated in the following table:

Award Recipient	Number of Restricted Units
Joseph A. Mills	23,445
Charles C. Boettcher	9,010
Joseph E. Schimelpfening	6,815
Steven G. Hendrickson	6,505

The form award agreement applicable to such Restricted Units (the “Restricted Unit Agreement”) is attached hereto. The Restricted Units are subject to restrictions on transferability and a substantial risk of forfeiture and are intended to retain and motivate the named executive officers. A named executive officer shall have all the rights of a unitholder in the Partnership with respect to the Restricted Units, including the right to vote and to receive distributions thereon if and when distributions are made by the Partnership to other unitholders. The Restricted Units vest and the forfeiture restrictions will lapse annually in substantially equal one-third (1/3) increments as long as the award recipient remains continuously employed by, or a service provider to, the Company and its affiliates.

        Notwithstanding the foregoing, if a Change of Control occurs prior to the final vesting date and a named executive officer’s employment or service relationship is terminated on or after the date of the Change of Control without Cause or for Good Reason (each term as defined in the Restricted Unit Agreement), then the restrictions on a number of Restricted Units shall automatically lapse on the 60th day following the date of termination subject to a pro-rationing such that the aggregate nu mber of Restricted Units that have lapsed after such occurrence (including any that have lapsed prior to such occurrence) shall be equal to the product of (i) the total number of Restricted Units granted, times (ii) a fraction, the numerator of which is the Service Months (as defined in the Restricted Unit Agreement) and the denominator of which is 36; provided further that the named executive officer executes a general release of all claims and does not revoke such release. Upon a named executive officer’s termination due to death or Disability (as defined in the Restricted Unit Agreement) prior to the final vesting date, all Restricted Units that have not yet vested as of the date of termination shall immediately become fully vested and nonforfeitable. Upon any other termination of a named executive officer’s employment or service relationship that is not described above prior to the final vesting date, all of the Restricted Units shall terminate automatically and be cancelled; provided that the Committee, in its sole and absolute discretion, may decide to vest all or any portion of Restricted Units granted that remain outstanding and unvested immediately prior to the date of termination.

The foregoing summary of the Restricted Unit Agreement is not a complete description of the terms of the form of Restricted Unit Agreement and is qualified by reference to the full text of such agreement, which is attached as an exhibit hereto and incorporated by reference herein.

Amended and Restated Long-Term Incentive Plan

As previously described in a Current Report on Form 8-K filed by the Partnership on June 24, 2014, the Partnership’s unitholders approved the Amended LTIP to make, among others, the following changes to the then-existing Eagle Rock Energy Partners Long Term Incentive Plan:

•	to provide for an additional 7,500,000 Units to be available for awards under the Amended LTIP;

•	to add language to the Amended LTIP to assist in administering the Amended LTIP with Section 16(b) of the Securities Exchange Act of 1934;

•	to provide that awards and other rights under the Amended LTIP will be subject to any clawback policy that the Partnership adopts;

•	to provide that dividend equivalents may be granted under the Amended LTIP in the form of units and phantom units in addition to cash; and

•	to make certain other clarifying changes.

The Amended LTIP is described in greater detail in the Partnership’s proxy statement filed with the Securities and Exchange Commission on April 30, 2014. The foregoing summary of the Amended LTIP is not a complete description of the terms of the form of the Amended LTIP and is qualified by reference to the full text of such agreement, which is attached as an exhibit hereto and incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits

(d) Exhibits

Exhibit No.        Description

10.1	Amended and Restated Eagle Rock Energy Partners, L.P. Long-Term Incentive Plan dated June 24, 2014

10.2	Form of Performance Unit Agreement for Officers under the Amended and Restated Eagle Rock Energy Partners Long-Term Incentive Plan

10.3	Form of Restricted Unit Agreement for Officers under the Amended and Restated Eagle Rock Energy Partners Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: August 19, 2014	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.        Description

10.1	Amended and Restated Eagle Rock Energy Partners, L.P. Long-Term Incentive Plan dated June 24, 2014

10.2	Form of Performance Unit Agreement for Officers under the Amended and Restated Eagle Rock Energy Partners Long-Term Incentive Plan

10.3	Form of Restricted Unit Agreement for Officers under the Amended and Restated Eagle Rock Energy Partners Long-Term Incentive Plan.